SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2003

Duraswitch Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-15069	88-0308867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 South Extension Road

Mesa, Arizona 85210

(Address of principal executive offices)

(480) 586-3300

Registrant’s telephone number, including area code

Item 12.	Results of Operations and Financial Condition.

On August 5, 2003, Duraswitch Industries, Inc. reported its second quarter 2003 financial results. A copy of the press release is furnished under this Item 12 as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURASWITCH INDUSTRIES, INC.
(Registrant)

Date: August 5, 2003	By:	/s/ ROBERT J. BRILON
Robert J. Brilon President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Principal Executive, Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description:
99.1	Press release dated August 5, 2003